REGISTRATION RIGHTS AGREEMENT

           THIS REGISTRATION RIGHTS AGREEMENT, (the "Agreement") is entered into as of January 14, 2000, by and among NEX-I.COM INC., a New Jersey corporation (the "Company"), with its principal office located at 7 Wall Street, Princeton, New Jersey 08540, ALPHANET SOLUTIONS, INC., a New Jersey corporation with its principal office located at 7 Ridgedale Avenue, Cedar Knolls, New Jersey 07927 ("AlphaNet") and FALLEN ANGEL EQUITY FUND, L.P., a Delaware limited partnership, with its principal office located at 960 Holmdel Road, Holmdel, New Jersey 07733 ("Fallen Angel") and JOHN L. STEFFENS, an individual residing at 358 Wendover Drive, Princeton, New Jersey 08540 ("Steffens," and together with AlphaNet and Fallen Angel, the "Purchasers").

                              W I T N E S S E T H :

           WHEREAS, in connection with the Securities Purchase Agreement dated as of the date hereof, between the Purchasers and the Company (the "Purchase Agreement"), the Company has agreed, upon the terms and subject to the conditions of the Purchase Agreement, to issue and sell to the Purchasers (the "Offering") 3,937,500 shares of the Company's Series A Convertible Participating Preferred Shares (the "Preferred Shares"), convertible into shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"). The shares of Common Stock of the Company into which the Preferred Shares are convertible are referred to herein as the "Common Shares;" and

           WHEREAS, to induce the Purchasers to execute and deliver the Purchase Agreement and to purchase the Preferred Shares, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), and applicable state securities laws with respect to the Common Shares;

           NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchasers hereby agree as follows:

           1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

                     (a) "Purchasers" means the Purchasers and any transferee or assignee of the Purchasers who agrees to become bound by the provisions of this Agreement in accordance with Section 9 hereof.

                     (b) "Registrable Securities" means the Common Shares, together with any shares of Common Stock which may be issued as a dividend or other distribution and any additional shares of the Common Stock which may be issued due to anti-dilution adjustments with respect to the Preferred Shares or Common Shares, which are required to be included in a Registration Statement pursuant to Section 2(a) below.

                     (c) "Registration Period" means the period between the date of this Agreement and the earlier of (i) the date on which all of the Registrable Securities have been sold, or (ii) the date on which all the
Registrable Securities (in the opinion of Purchasers' counsel) may be immediately sold without registration pursuant to Rule 144(k) under the Securities Act without being subject to any volume limitations.

                     (d) "Registration Statement" means a registration statement filed with the Securities and Exchange Commission (the "SEC") under the Securities Act and any subsequent Registration Statement filed to register additional Registrable Securities.

                     (e) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a Registration
Statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of effectiveness of such Registration Statement by the SEC.

           2. Registration.

                     (a) Mandatory Registration. In the event that the holders of no less than 30% of the Registrable Securities request (counting, for this purpose, the number of Common Shares then issuable on conversion of Preferred Shares or owned by the holders of Preferred Shares) that the Company file a Registration Statement with the SEC registering the Registrable Securities for resale for an aggregate amount of no less than $5 million (a "Registration Request"), the Company shall use its best efforts to cause such shares to be registered; provided, however, that the Company shall not be obligated to effect any such registration prior to the earlier of (i) January 14, 2003 or (ii) six months after the effective date of the Company's first Registration Statement filed with the SEC relating to a public offering of the Common Stock (an "IPO"). To the extent allowable under the Securities Act (including Rule 416), the Registration Statement shall include the Common Shares and such indeterminate number of additional shares of the Common Stock as may become issuable upon conversion of the Preferred Shares (i) to prevent dilution resulting from stock splits, stock dividends or similar transactions, or (ii) by reason of changes in the conversion price of the Preferred Shares in accordance with the terms thereof. The number of shares of Common Stock initially included in such Registration Statement shall be no less than 1 million Common Shares. The
Registration Statement (and each amendment or supplement thereto) shall be provided to, and subject to the approval of, the Purchasers and their counsel, such approval not to be unreasonably withheld or delayed. The Company shall use its best efforts to cause such Registration Statement to be declared effective by the SEC in a timely manner, but in no event later than 120 days after the Company is notified of the Registration Request (the "Required Effective Date"). Such best efforts shall include, but not be limited to, promptly responding to all comments received from the staff of the SEC. The Purchasers shall use reasonable efforts to cause their counsel to provide any comments or approve of any amendment to the Registration Statement within two business days of receipt. Once declared effective by the SEC, the Company shall cause such Registration Statement to remain effective throughout the Registration Period, and any amendment of such Registration Statement that may be necessary shall not relieve the Company of its obligation to cause the Registration Statement to remain effective under this Agreement. A maximum of two Registration Requests may be made by the Purchasers pursuant to this Section 2(a), and the Company shall not be obligated under this Section 2(a) to comply with more than two such Registration Requests.

                     (b) Grace Period After Registration. The Corporation will not be obligated to effect any registration pursuant to Section 2(a) within ninety (90) days after the effective date of a registration in which the holders were entitled to include all of the Registrable Securities in a registration statement pursuant to Section 2(e) hereof. The Corporation may postpone for up to ninety (90) days the filing of a registration statement for a registration pursuant to Section 2(a) if the Corporation has delivered to the holders of the Registrable Securities a certificate signed by its Chief Executive Officer stating that the Board of Directors has determined in its good faith judgment, that the filing and completion of the such registration would be seriously detrimental to the Corporation and its stockholders because such registration might require premature public disclosure with respect to pending confidential matters (the "Board Deferral Right"); provided, that (i) in such event the holders requesting the registration will be entitled to withdraw such request and, if such request is withdrawn, such registration will not count as a registration hereunder and (ii) the Board may not exercise its Board Deferral Right more than once in any twelve (12) month period.

                     (c) Holdback Agreements. Each holder of Registrable Securities agrees (i) not to effect any public sale or distribution (including sales pursuant to Rule 144) of the Registrable Securities during the seven (7) days prior to and the ninety (90) day period beginning on the effective date of the Registration Statement for an IPO, unless the underwriters managing such offering otherwise agree and (ii) that all Registrable Securities which are excluded from any other underwriting by reason of the underwriter's marketing limitation and all other Registrable Securities not originally requested to be included in an underwriting shall not be included in the registration for such underwriting and shall be withheld from the market by the holders thereof for a period not to exceed the period commencing seven (7) days prior to, and ending ninety (90) days following, the effective date of such Registration Statement, which the managing underwriter reasonably determines is necessary to effect the underwritten public offering.

                     (d) Late Registration Payments. If the Registration Statement required pursuant to Section 2(a) above has not been declared effective by the Required Effective Date, the Company will make cash payments to the Purchasers as partial compensation for such delay (the "Late Registration Payments"). The Late Registration Payments will be equal to one percent (1.0%) of the Purchase Price (as defined in, and adjusted in accordance with the terms of, the Purchase Agreement and the terms of the Preferred Shares set forth in the Company's Certificate of Incorporation) paid for the Preferred Shares for each month following the Required Effective Date, continuing through the date the Registration Statement is declared effective by the SEC. The Late Registration Payments will be prorated on a daily basis for partial months and will be paid to the Purchasers in cash within five (5) business days following the earlier of: (i) the end of each month following the Required Effective Date, or (ii) the effective date of the Registration Statement. Nothing herein shall limit any Purchaser's right to pursue actual damages for the Company's failure to file a Registration Statement or to have the Registration Statement declared effective by the SEC on or prior to the Required Effective Date in accordance with the terms of this Agreement.

                     (e) Piggyback Registrations. If, at any time prior to the expiration of the Registration Period, the Company decides to register any of its securities for its own account or for the account of others (excluding registrations relating to equity securities to be issued solely in connection with an acquisition of any entity or business or in connection with stock option or other employee benefit plans), the Company will promptly give the Purchasers written notice thereof, and will use its best efforts to include in such registration all or any part of the Registrable Securities (excluding any Registrable Securities previously included in a Registration Statement which has become effective) so requested by such Purchasers (a "Piggyback Registration"). Each Purchaser's request for registration must be given to the Company in writing within ten (10) days after receipt of the notice from the Company. If the registration for which the Company gives notice is a public offering involving an underwriting, the Company will so advise the Purchasers as part of the above-described written notice. In such event, if the managing underwriter(s) of the public offering impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter(s)' judgment, such limitation would be necessary to effect an orderly public distribution, then the Company will be obligated to include only such limited portion, if any, of the Registrable Securities with respect to which such Purchasers have requested inclusion hereunder. Any exclusion of Registrable Securities shall be made pro-rata among all holders of the Company's securities seeking to include shares of Common Stock (including, for purposes of this Section 2(e) holders of securities of the Company other than the Registrable Securities who hold and are attempting to exercise registration rights) in proportion to the number of shares of Common Stock sought to be included by such holders; provided, however, that the Company will not exclude any Registrable Securities unless the Company has first excluded all outstanding securities the holders of which are not entitled by right to inclusion of securities in such Registration Statement and that Registerable Securities may not be reduced below 33% of the total securities offered by the Company in such Registration Statement. No right to registration of Registrable Securities under this Section 2(e) shall be construed to limit in any way the registration required under Section 2(a) above. The obligations of the Company under this Section 2(e) will expire upon the earlier of: (i) after the Company has afforded to the Purchasers the opportunity for the Purchasers to exercise registration rights under this Section 2(e) for two registrations; provided, however, that any Purchaser who shall have had any Registrable Securities excluded from any Registration Statement in accordance with this Section 2(e) shall be entitled to include in any additional Registration Statement filed by the Company the Registrable Securities so excluded; or (ii) when all of the Registrable Securities held by any Purchaser may be sold by such Purchaser under Rule 144(k) under the Securities Act without being subject to any volume restrictions.

                     (f) Unlimited S-3 Registration Rights. In the event that the Company becomes eligible to register shares with the SEC on a Form S-3 Registration Statement or similar form ("Form S-3"), the holders of no less than 30% of the then outstanding Registrable Securities may, on an unlimited number of occasions (while the Company remains eligible to file on Form S-3), require the Company to register at least $1 million worth of Registrable Securities on Form S-3 (an "S-3 Registration").

                     3. Additional Obligations of the Company. In connection with the registration of the Registrable Securities, the Company shall have the following additional obligations:

                     (a) The Company shall keep each Registration Statement required by Section 2(a) hereof effective pursuant to Rule 415 under the Securities Act at all times during the Registration Period as defined in Section 1(c) above.

                     (b) The Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) filed by the Company shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, not misleading. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the
Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during such period, shall comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the sellers thereof as set forth in the Registration Statement. In the event the number of shares of Common Stock included in a Registration Statement filed pursuant to this Agreement (excluding Piggyback Registrations as provided for in
Section 2(e) above) is insufficient to cover all of the Registrable Securities, the Company shall amend the Registration Statement and/or file a new Registration Statement so as to cover all of the Registrable Securities as soon as practicable, but in no event more than twenty (20) business days after the Company first determines (or reasonably should have determined) the need therefor. The Company shall use its best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. The Late Registration Payment provisions of Section 2(d) above shall become applicable with respect to the effectiveness of such amendment and/or new Registration Statement on the sixtieth (60th) day following the date the Company first determines (or reasonably should have determined) the need for the amendment and/or new Registration Statement.

                     (c) The Company shall furnish to each Purchaser whose Registrable Securities are included in the Registration Statement (i) promptly after the Registration Statement is prepared and publicly distributed, filed with the SEC or received by the Company, one copy of the Registration Statement and any amendment thereto; each preliminary prospectus and final prospectus and each amendment or supplement thereto; and, in the case of the Registration Statement required under Section 2(a) above, each letter written by or on behalf of the Company to the SEC and each item of correspondence from the SEC, in each case relating to such Registration Statement (other than any portion of any item thereof which contains information for which the Company has sought confidential treatment); and (ii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto, and such other documents as such Purchaser may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Purchaser.

                     (d) The Company shall use its best efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Purchasers reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions. Notwithstanding the foregoing provision, the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (ii) subject itself to general taxation in any such jurisdiction, (iii) file a general consent to service of process in any such jurisdiction, (iv) provide any undertakings that cause more than nominal expense or burden to the Company, or (v) make any change in its charter or bylaws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its shareholders.

                     (e) In the event Purchasers who hold a majority in interest of the Registrable Securities being offered in an offering in which no less than 50% of such offering is comprised of Registrable Securities select underwriters for such offering, the Company shall enter into and perform its obligations under an underwriting agreement in usual and customary form including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering. If the Registration Statement required pursuant to Section 2(a) is not then effective, the Company shall be responsible for payment of the reasonable attorney fees and costs incurred by one law firm selected by such Purchasers to represent their interests in the underwritten offering.

                     (f) The Company shall notify each Purchaser who holds Registrable Securities being sold pursuant to a Registration Statement of the happening of any event of which the Company has knowledge as a result of which
(i) the prospectus included in the Registration Statement as then in effect includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, not misleading, or (ii) sales cannot be made pursuant to such Registration Statement in compliance with the securities laws for any other reason (a "Suspension Event"). The Company shall make such notification as promptly as practicable after the Company becomes aware of such Suspension Event, shall promptly use its best efforts to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and shall deliver a number of copies of such supplement or amendment to each Purchaser as such Purchaser may reasonably request. If a Purchaser reasonably believes that a Suspension Event is in effect, but has not received notice thereof from the Company, such Purchaser may deliver a written request, setting forth in reasonable detail the basis and source (including any individual) for such belief, that the Company confirm that no Suspension Event is in effect. The Company shall respond to any such request with a letter executed by an executive officer of the Company stating that, in consultation with its counsel, the Company has determined that a Suspension Event is or is not in effect, on or before the third business day following receipt of such request. If the Company fails to respond within such time period, a Suspension Event shall be deemed to be in effect commencing retroactively as of the day that the Purchaser delivered its request to the Company, and shall continue until the Purchaser is otherwise notified by the Company. Notwithstanding the foregoing provision, the Company shall not be required to maintain the effectiveness of the Registration Statement or to amend or supplement the Registration Statement for a period (a "Delay Period") beginning on the date of occurrence of the Suspension Event and expiring upon the earlier to occur of (i) the date on which such material information is disclosed to the public or ceases to be material, (ii) the date on which the Company is able to comply with its disclosure obligations and SEC requirements related thereto, or (iii) thirty (30) days after the occurrence of the Suspension Event; provided, however, that there shall not be more than two Delay Periods in any twelve (12) month period. In the event that the total number of days in any Delay Period(s) within a twelve-month period exceeds thirty (30) days, the Company shall extend the conversion date of the Preferred Shares for a number of days equal to the total number of days in such Delay Period(s). In the event that the number of days in all Delay Period(s) taken together within a twelve-month period exceeds sixty (60) days, or in the event that there are more than two Delay Periods in any twelve-month period, regardless of the duration, the Company shall compensate the Purchasers for such delay by making monthly cash payments, prorated on a daily basis, to each such Purchaser of one percent (1.0%) of the Purchase Price (as defined in, and in accordance with the terms of, the Purchase Agreement) paid for the Registrable Shares still held by such Purchaser at such time for each month, continuing through the date the Delay Period ceases (the "Delay Compensation"). The Delay Compensation will begin to accrue on the sixty-first (61st) day falling within one or more Suspension Events in any twelve-month period (or on the first day of any Delay Period in excess of the first two Delay Periods) and will be payable thirty days from that date and each thirty days thereafter until the Registration Statement is brought effective.

                     (g) The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a
Registration Statement and, if such an order is issued, shall use its best efforts to obtain the withdrawal of such order at the earliest possible time and to notify each Purchaser who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof.

                     (h) The Company shall permit counsel designated by the Purchasers who hold Registrable Securities being sold pursuant to such registration to review the Registration Statement and all amendments and supplements thereto (as well as all requests for acceleration or effectiveness thereof) a reasonable period of time prior to their filing with the SEC, and shall not file any document in a form to which such counsel reasonably objects.

                     (i) The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in a form complying with the provisions of Rule 158 under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter following the effective date of the Registration Statement.

                     (j) At the request of any Purchaser who holds Registrable Securities being sold pursuant to such registration, the Company shall furnish on the date that Registrable Securities are delivered to an underwriter for sale in connection with the Registration Statement (i) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed, if permitted by the then applicable rules or the American Institute of Certified Public Accountants, to the Purchasers; and (ii) an opinion, dated such date, from counsel representing the Company for purposes of such Registration Statement, in form and substance as is customarily given in an underwritten public offering, addressed to the underwriters and Purchasers.

                     (k) The Company shall make available for inspection by any Purchaser whose Registrable Securities are being sold pursuant to such registration, any underwriter participating in any disposition pursuant to the Registration Statement, and any attorney, accountant or other agent retained by any such Purchaser or underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable each Inspector to exercise its due diligence responsibility, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to a Purchaser) of any Records or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or is reasonably necessary in connection with litigation or other legal process, or (iii) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into confidentiality agreements (in form and substance satisfactory to the Company) with the Company with respect thereto, substantially in the form of this Section 3(k). Each Purchaser agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein shall be deemed to limit any Purchaser's ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

                     (l) The Company shall hold in confidence and shall not make any disclosure of information concerning a Purchaser provided to the Company pursuant hereto unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, or is reasonably necessary in connection with litigation or other legal process, or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning a Purchaser is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Purchaser and allow such Purchaser, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

                     (m) The Company shall use its best efforts either to (i) cause all the Registrable Securities covered by the Registration Statement to be listed on Nasdaq (as defined below), the AMEX or the NYSE if similar securities issued by the Company are then listed, and on each additional national securities exchange on which similar securities issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or market, or (ii) secure designation of all the Registrable Securities covered by the Registration Statement as a National Association of Securities Dealers Automated Quotations System ("Nasdaq") "national market system security" within the meaning of Rule 11Aa2-1 of the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the quotation of the Registrable Securities on the Nasdaq National Market System or the Nasdaq SmallCap Market or, if, despite the Company's best efforts to satisfy the preceding clause (i) or (ii), the Company is unsuccessful in satisfying the preceding clause (i) or (ii), to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such Registrable Securities.

                     (n) The Company shall provide for a transfer agent and registrar for the Registrable Securities, which may be a single entity, effective no later than ten (10) days before the filing of any Registration
Statement on behalf of the Company, and the Company shall deliver the instructions to the transfer agent, substantially in the form of Exhibit A annexed hereto (the "Instructions to the Transfer Agent"), to the transfer agent within five days following the appointment of the transfer agent (as provided in Section 3(o) below).

                     (o) The Company shall  cooperate  with the  Purchasers  who hold Registrable Securities being sold and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be sold pursuant to the Registration Statement and enable certificates to be in such denominations or amounts as the case may be, and registered in such names as the managing underwriter or underwriters, if any, or the Purchasers may reasonably request; and, within five business days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Purchasers whose Registrable Securities are included in such Registration Statement) the Instructions to the Transfer Agent, instructing the transfer agent to issue new stock certificates without a legend and an opinion of such counsel that the Common Shares have been registered.

                     (p) The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Purchaser of the Registrable Securities pursuant to the Registration Statement.

           4. Obligations of the Purchasers. In connection with the registration
of  the  Registrable  Securities,   the  Purchasers  shall  have  the  following
obligations:

                     (a) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to each Purchaser that such Purchaser shall furnish to the Company such information regarding itself, the number of Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required by the rules of the SEC to effect the registration of the Registrable Securities. At least ten (10) business days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Purchaser of the information the Company requires from each such Purchaser (the "Requested Information") if such Purchaser elects to have any of such Purchaser's Registrable Securities included in the Registration Statement. If within ten (10) business days of such notice the Company has not received the Requested Information from a Purchaser (a "Non-Responsive Purchaser"), then the Company may file the Registration Statement without including Registrable Securities of such Non-Responsive Purchaser.

                     (b) Each Purchaser, by such Purchaser's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Purchaser has notified the Company in writing of such Purchaser's election to exclude all of such Purchaser's Registrable Securities from the Registration Statement.

                     (c) In the event Purchasers holding a majority in interest of the Registrable Securities being registered determine to engage the services of an underwriter, each Purchaser agrees to enter into and perform such Purchaser's obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless such Purchaser has notified the Company in writing of such Purchaser's election to exclude all of such Purchaser's Registrable Securities from the Registration Statement.

                     (d) Each Purchaser agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) or 3(g), such Purchaser will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Purchaser's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) or order contemplated by Section 3(g) and, if so directed by the Company, such Purchaser shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Purchaser's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

                     (e) No Purchaser may participate in any underwritten registration hereunder unless such Purchaser (i) agrees to sell such Purchaser's Registrable Securities on the basis provided in any underwriting arrangements approved by the Purchasers entitled hereunder to approve such arrangements, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions and other fees and expenses of investment bankers and any manager or managers of such underwriting and legal expenses of the underwriter applicable with respect to its Registrable
Securities, in each case to the extent not payable by the Company pursuant to the terms of this Agreement.

           5. Expenses of Registration. All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, the fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel selected by the Purchasers pursuant to Section 3(e) hereof, shall be borne by the Company.

           6. Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

                     (a) To the extent permitted by law, the Company will indemnify and hold harmless each Purchaser who holds such Registrable Securities, the directors, if any, of such Purchaser, the officers, if any, of such Purchaser, each person, if any, who controls any Purchaser within the meaning of the Securities Act or the Exchange Act, any underwriter (as defined in the Securities Act) for the Purchasers, the directors, if any, of such underwriter and the officers, if any, of such underwriter, and each person, if any, who controls any such underwriter within the meaning of the Securities Act or the Exchange Act (each, an "Indemnified Person"), against any losses, claims, damages, expenses or liabilities (joint or several) (collectively "Claims") to which any of them become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations in the Registration Statement, or any post-effective amendment thereof, or any prospectus included therein: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such
Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law or any rule or regulation (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to the restrictions set forth in Section 6(c) with respect to the number of legal counsel, the Company shall reimburse the Purchasers and each such underwriter or controlling person, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (A) shall not apply to a Claim by any Indemnified Person or Underwriter for such Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c) hereof; (B) with respect to any preliminary prospectus shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if a prospectus was timely made available by the Company pursuant to Section 3(c) hereof; and (C) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Persons and shall survive the transfer of the Registrable Securities by the Purchasers pursuant to Section 9.

                     (b) In connection with any Registration Statement in which a Purchaser is participating, each such Purchaser agrees to indemnify and hold harmless, to the same extent and in the same manner set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder or underwriter within the meaning of the Securities Act or the Exchange Act (collectively and together with an Indemnified Person, an "Indemnified Party"), against any Claim to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Purchaser expressly for use in connection with such Registration Statement, and such Purchaser will promptly reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Purchaser, which consent shall not be unreasonably withheld; provided further, however, that the Purchasers shall be liable under this Section 6(b) for only that amount of a Claim as does not exceed the net proceeds to such Purchaser as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Purchasers pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

                     (c) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and such indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying parties; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and other party represented by such counsel in such proceeding. The Company shall pay for only one separate legal counsel for the Purchasers; such legal counsel shall be selected by the Purchasers holding a majority in interest of the Registrable Securities. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this
Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

           7. Contribution. To the extent any indemnification provided for herein is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6, (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation, and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

           8. Reports under the Exchange Act. With a view to making available to the Purchasers the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Purchasers to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

                     (a) File with the SEC in a timely manner and make and keep available all reports and other documents required of the Company under the Exchange Act so long as the Company remains subject to such requirements and the filing and availability of such reports and other documents is required for the applicable provisions of Rule 144;

                     (b) Furnish to each Purchaser so long as the Company is not subject to Section 13 or 15(d) of the Exchange Act, such other information necessary for compliance with Rule 144(c)(2) of the Exchange Act; and

                     (c) Furnish to each Purchaser so long as such Purchaser holds Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and
(iii) such other information as may be reasonably requested to permit the Purchasers to sell such securities pursuant to Rule 144 without registration.

           9. Assignment of Registration Rights. The rights to have the Company register Registrable Securities pursuant to this Agreement may be assigned or otherwise transferred by a Purchaser to (a) any affiliate of such Purchaser, (b) any family member or trust for the benefit of any individual Purchaser, or (c) any transferee who acquires no less than 50,000 shares of Registrable Securities (collectively, "Permitted Transferrees"), provided that (i) the Purchaser agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time prior to such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (iv) at or before the time the Company received the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, (v) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement, and (vi) such transferee shall be an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

           10. Amendment of Registration Rights. Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and Purchasers who hold a majority interest of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Purchaser and the Company.

           11. Miscellaneous.

                     (a) Conflicting Instructions. A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

                     (b) Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (with return receipt requested) or delivered personally or by courier (including a nationally recognized overnight delivery service) or by facsimile transmission. Any notice so given shall be deemed effective three days after being deposited in the U.S. Mail, or upon receipt if delivered personally or by courier or facsimile transmission, in each case addressed to a party at the following address or such other address as each such party furnishes to the other in accordance with this Section 11(b):

                     If to the Company:

                               nex-i.com inc.
                               7 Wall Street
                               Princeton, New Jersey 08540
                               Attention: Ira A. Baseman, President and CEO
                               Telephone No. (609) 497-9400
                               Facsimile No. (609) 497-9433

                     With a copy to:

                               Smith, Stratton, Wise, Heher & Brennan
                               600 College Road East
                               Princeton, New Jersey 08540
                               Attention: Richard J. Pinto, Esq.
                               Telephone No.  (609) 987-6650
                               Facsimile No.  (609) 987-6651

                     If to AlphaNet:

                               AlphaNet Solutions, Inc.
                               7 Ridgedale Avenue
                               Cedar Knolls, New Jersey 07927
                               Attention: Jack Adler, Esq., Senior VP,
                                          Secretary and General Counsel
                               Telephone No.  (973) 889-3813
                               Facsimile No.  (973) 898-9694

                     With a copy to:

                               Pitney, Hardin, Kipp & Szuch LLP
                               P.O. Box 1945
                               Morristown, New Jersey 07962-1945
                               Attention: Michael W. Zelenty
                               Telephone No. (973) 966-8200
                               Facsimile No. (973) 966-1550

                     If to Fallen Angel:

                               Fallen Angel Equity Fund, L.P.
                               c/o Fallen Angel Capital LLC
                               960 Holmdel Road
                               Holmdel, New Jersey 07733
                               Attention: Ira Cohen
                               Telephone No.  (732) 946-2000
                               Facsimile No.  (732) 946-0519

                     With a copy to:

                               Pitney, Hardin, Kipp & Szuch LLP
                               P.O. Box 1945
                               Morristown, New Jersey 07962-1945
                               Attention: Michael W. Zelenty
                               Telephone No. (973) 966-8200
                               Facsimile No.  (973) 966-1550

                     If to Steffens:

                               John L. Steffens
                               358 Wendover Drive
                               Princeton, New Jersey 08540

Each party shall provide notice to the other party of any change in address.

                     (c) Waiver. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

                     (d) Governing Law: Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey other than the conflict laws. The parties hereto irrevocably consent to the jurisdiction of the United States federal courts in New Jersey and state courts located in the County of Morris in the State of New Jersey, in any suit or proceeding based on or arising under this Agreement or the transactions contemplated hereby and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The Company and each Purchaser irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding in such forum. The Company and each Purchaser further agrees that service of process upon the Company or such Purchaser, as applicable, mailed by the first class mail in accordance with
Section 11(b) shall be deemed in every respect effective service of process upon the Company or such Purchaser in any suit or proceeding arising hereunder. Nothing herein shall affect any Purchaser's right to serve process in any other manner permitted by law. The parties hereto agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner. The parties hereto irrevocably waive any right to trial by jury under applicable law.

                     (e) Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

                     (f) Entire Agreement. This Agreement and the Purchase Agreement (including all schedules and exhibits thereto) constitute the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

                     (g) Successors and Assigns.  Subject to the requirements of
Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

                     (h) Use of Pronouns. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

                     (i) Headings. The headings and subheadings in the Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                     (j) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission, and facsimile signatures shall be binding on the parties hereto.

                     (k) Further Acts. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                     (l) Remedies. No provision of this Agreement providing for any remedy to any party shall limit any remedy which would otherwise be available to such Purchaser at law or in equity. Nothing in this Agreement shall limit any rights a Purchaser may have with any applicable federal or state securities laws with respect to the investment contemplated hereby. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to a Purchaser. Accordingly, the Company and the Purchasers acknowledge that the remedy at law for a breach of their respective obligations under this Agreement will be inadequate and that, in the event of a breach or threatened breach by the Company or the Purchasers, respectively, of the provisions of this Agreement, that a Purchaser or the Company, respectively, shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate compliance, without the necessity of showing economic loss and without any bond or other security being required.

                     (m) Consents. All consents and other determinations to be made by the Purchasers pursuant to this Agreement shall be made by Purchasers holding a majority of the Registrable Securities, determined as if all shares of Preferred Stock of the Company issued in the offering had been converted into or exercised for Registrable Securities.

                     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

NEX-I.COM INC.


By:      /s/ Ira Baseman
-------------------------------
Name:  Ira Baseman
Title: President & CEO

PURCHASERS:


 /s/ John S. Steffens
-------------------------------
John L. Steffens


ALPHANET SOLUTIONS, INC.


By:   /s/ Donald A. Deieso
-------------------------------
Name:   Donald A. Deieso
Title:  President and CEO

FALLEN ANGEL EQUITY FUND, L.P.


By:  /s/ Ira Cohen
-------------------------------
Name:  Ira Cohen
Title: Limited Partner

                                                                     Exhibit A

                           TRANSFER AGENT INSTRUCTIONS

                                ________ __, 2000

[Transfer Agent]
[Street Address]
[City, State, Zip]

           Reference is made to that certain Securities Purchase Agreement, dated as of January 14, 2000 (the "Purchase Agreement"), by and among nex-i.com inc., a New Jersey corporation (the "Company"), and each of AlphaNet Solutions, Inc., Fallen Angel Equity Fund, L.P. and John L. Steffens (collectively, the "Holders"), pursuant to which the Company is issuing to the Holders shares of the Company's Series A Convertible Participating Preferred Shares, Par Value $0.01 per share (the "Preferred Shares"). This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time) to issue up to ___________ shares of the Company's common stock, par value $0.01 per share (the "Common Stock") upon conversion of the Preferred Shares (the "Conversion Shares") to or upon the order of a Holder from time to time upon:

           1. Surrender to you by the Company of a properly completed and duly executed Conversion Notice, in the form attached hereto as Exhibit A, and delivery to the Company of certificates representing Preferred Shares being converted (or an indemnification undertaking with respect to such shares in the case of their loss, theft or destruction);

           AND

           2. Written confirmation from counsel to the Company that a registration statement covering resales of the Conversion Shares has been declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

           Certificates representing the Conversion Shares shall not bear any legend restricting transfer of the Conversion Shares thereby and should not be subject to any stop-transfer restriction; provided, however, that if the Conversion Shares are not registered for resale under the Securities Act of 1933, as amended, or otherwise may not be sold pursuant to Rule 144, then the certificates for Conversion Shares shall bear the following legend:

                     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS OR UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS."

and, provided, further that the Company may from time to time notify you to place stop-transfer restrictions on the certificates for the Conversion Shares in the event a registration statement covering the Conversion Shares is subject to amendment.

           Please be advised that the Holders are relying upon this letter as an inducement to enter into the Purchase Agreement and, accordingly, each Holder is a third party beneficiary to these instructions.

           Should you have any questions concerning this matter, please contact me at 609-497-9400.

                                      Very truly yours,

                                      NEX-I.COM INC.


                                      By: _____________________________________
                                                 Ira A. Baseman, President

ACKNOWLEDGED AND AGREED:
[TRANSFER AGENT]

By: ____________________________________
Name: __________________________________
Title: _________________________________
Date: __________________________________

                                    Exhibit A
                              NOTICE OF CONVERSION

To:        nex-i.com inc.
           7 Wall Street
           Princeton, New Jersey  08540
           Telecopy:  (609) 497-9400
           Attention:  President

The undersigned hereby irrevocably elects to convert _____ Preferred Shares (the "Conversion"), into ______ shares of Common Stock ("Common Shares") of nex-i.com inc. (the "Company") according to the conditions set forth in the Certificate of Amendment of the Certificate of Incorporation of the Company (the "Certificate of Amendment") as of the date written below. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. No fee will be charged to the holder for any conversion except for transfer taxes, if any. A copy of the certificate evidencing the shares being converted is attached hereto (or evidence of loss, theft or destruction thereof).

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable to the undersigned upon conversion of the Preferred Shares shall be made pursuant to registration of the Common Shares under the Securities Act of 1933, as amended (the "Act") or pursuant to an exemption from registration under the Act.

In the event of partial conversion, please reissue an appropriate certificate(s) for the Preferred Shares which shall not have been converted.

Effective Date of Conversion: ___________________

Applicable Conversion Price: ___________________

Amount  of   Accrued   and   Unpaid   Dividends   to  be   Converted,   if  any:
__________________

Amount of Illiquidity Payments to be Converted, if any: ____________________

Amount of Delay Compensation to be Converted, if any: ___________________

Amount of Delisting Payments to be Converted, if any: ____________________

Number of Common Shares to be Issued: ___________________

Issue Common Shares in the Name of: ___________________

Signature:
Name:
Address:

* The Company is not required to issue Common Shares until the original Preferred Share certificates (or evidence of loss, theft or destruction thereof) to be converted are received by the Company or its transfer agent. The Company shall issue and deliver Common Shares to the holder not later than the later of
(a) three (3) business days  following  receipt of this Notice of Conversion and
(b) the date of surrender of the Preferred Share certificates or evidence of loss, theft, or destruction thereof).

AGREED TO BY NEX-I.COM INC.

--------------------------------------
By:        Name:
           Title: